UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 19, 2015

CELL SOURCE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55413	32-0379665
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Yigal Alon Street Tel Aviv, Israel	67433
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011 972 3 562-1755

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF CERTAIN OFFICERS

On August 19, 2015, Cell Source, Inc., a Nevada corporation (the “Company”), announced the resignation of director Yoram Drucker from his position as Executive Chairman of the Board of Directors of the Company (the “Board”), and the designation of director Dennis Brown as Chairman of the Board, pursuant to resolutions passed by the Board on May 18, 2015.  Mr. Drucker remained a director on the Board and continues to serve as a director as of the date hereof.

The Company announced the designation of Mr. Brown as Chairman of the Board in a press release on August 19, 2015, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 19, 2015

CELL SOURCE, INC.

By:	/s/ Itamar Shimrat
Name: Itamar Shimrat
Title: Chief Executive Officer